Accounts Receivable, Net	12 Months Ended
Dec. 31, 2013
Accounts Receivable, Net

Note D: Accounts Receivable, Net

December 31
(add 000)	2013	2012
Customer receivables	$246,528	$226,577
Other current receivables	2,974	3,542
	249,502	230,119
Less allowances	(4,081)	(6,069)
Total	$245,421	$224,050

Of the total accounts receivable, net, balance, $3,192,000 and $2,090,000 at December 31, 2013 and 2012, respectively, were due from an unconsolidated affiliate.